EX-32.2

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-QSB of Centurion Gold Holdings, Inc. (the "Company") for the quarter ended June 30, 2004 (the "Report"), I, Bruce Williamson, Principal Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 13, 2004

                                        /s/ Bruce Williamson
                                        --------------------------
                                        Bruce Williamson
                                        Principal Financial Officer